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                                                                   EXHIBIT 10(A)



                                  [LETTERHEAD]



                                   April 29, 1998



Board of Directors
Protective Life Insurance Company
2801 Highway 201 South
Birmingham, Alabama 35223



Directors:



    We hereby consent to the reference to our name under the caption "Legal Matters" in the statement of additional information filed as part of post-effective amendment number 7 to the Registration Statement on Form N-4 filed by Protective Life Insurance Company and Protective Variable Annuity Separate Account with the Securities and Exchange Commission. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.



                                        Very truly yours,


                                        SUTHERLAND, ASBILL & BRENNAN LLP



                                        By:  /s/ STEPHEN E. ROTH

                                            ------------------------------------

                                                   Stephen E. Roth